VALIC II
VALIC II- Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  03/31/2017

Procedures Pursuant to Rule 10f-3

Securities Purchased
1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  				Canada Goose (GOOS)

3	Title of Security				Canada Goose (GOOS)

4	Date of First Offering				3/16/2017

5	Amount of Total Offering				"$255,658,000"

6	Unit Price				12.78

7	Underwriting Spread or Commission				6.750%

8	Rating				NA

9	Maturity Date				NA

10	Current Yield

11	Yield to Maturity				NA

12	Subordination Features				NA

13	Nature of issuing Political				NA
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				NA

15	Dollar Amount of Purchases				"$11,581.31 "

16	Number of Shares Purchased				906

17	Years of Continuous Operation				60

18	Percentage of Offering Purchased				0.005%
	by Portfolio

19	Percentage of Offering Purchased by				0.495%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				0.500%

21	Percentage of Portfolio Assets
	Applied to Purchase				0.009%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased				"CIBC,
                                               Credit Suisse,
                                               Goldman Sachs,
                                               RBC Capital,
                                               Morgan Stanley,
                                               Barclays,
                                               BMO Capital,
                                              TD Securities,
                                                 Wells Fargo



23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


  VALIC II
VALIC II - Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  05/31/2017

Procedures Pursuant to Rule 10f-3

Securities Purchased
1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  				John Bean Technologies (JBT)

3	Title of Security				John Bean Technologies (JBT)

4	Date of First Offering				3/8/2017

5	Amount of Total Offering				"$170,000,000.00 "

6	Unit Price				85.00

7	Underwriting Spread or Commission				5.500%

8	Rating				NA

9	Maturity Date				NA

10	Current Yield

11	Yield to Maturity				NA

12	Subordination Features				NA

13	Nature of issuing Political				NA
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				NA

15	Dollar Amount of Purchases				"$707,370.00 "

16	Number of Shares Purchased				"8,322"

17	Years of Continuous Operation				9

18	Percentage of Offering Purchased				0.416%
	by Portfolio

19	Percentage of Offering Purchased by				5.834%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				6.250%

21	Percentage of Portfolio Assets
	Applied to Purchase				0.004%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased				"Bank of America,
                                         Wells Fargo, Robt. W. Baird,
                                                        BMO Capital,
                                                                  Wm. Blair"

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)



VALIC II
VALIC II- Mid Cap Growth Fund
Wells Capital Management
QUARTER ENDED:  05/31/2017
					Procedures pursuant to rule 10f-3


				Securities Purchased
					1

1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  				Presidio (PSDO)

3	Title of Security				Presidio (PSDO)

4	Date of First Offering				3/10/2017

5	Amount of Total Offering				"$233,333,324.00 "

6	Unit Price				14.00

7	Underwriting Spread or Commission				6.250%

8	Rating				NA

9	Maturity Date				NA

10	Current Yield

11	Yield to Maturity				NA

12	Subordination Features				NA

13	Nature of issuing Political				NA
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				NA

15	Dollar Amount of Purchases				"$9,828.00 "

16	Number of Shares Purchased				702

17	Years of Continuous Operation				14

18	Percentage of Offering Purchased				0.004%
	by Portfolio

19	Percentage of Offering Purchased by				0.206%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				0.210%

21	Percentage of Portfolio Assets
	Applied to Purchase				0.004%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased				"JP Morgan,
                                        Citigroup,
                                         Barclays, RBC"

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased 1

1	Name of Underwriters				"Goldman, Sachs & Co.

J.P. Morgan Securities LLC,

Merrill Lynch, Pierce, Fenner & Smith
 Inc

                                        Allen & Company LLC

Barclays Capital Inc.

                                    Jefferies LLC

Canaccord Genuity Inc.

Piper Jaffray & Co.

                                  William Blair & Company, L.L.C


2	Name of Issuer  				MULESOFT INC

3	Title of Security				Equity

4	Date of First Offering				3/17/2017

5	Amount of Total Offering				"$221,000,000"

6	Unit Price				$17.00

7	Underwriting Spread or Commission				$1.19

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$151,300.00"

16	Number of Shares Purchased				" 8,900 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.07%
	by Portfolio

19	Percentage of Offering Purchased by				1.97%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				2.04%

21	Percentage of Portfolio Assets				0.13%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO NEW YORK
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)



VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities purchased					1

1	Name of Underwriters				"J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Piper Jaffray & Co.
Wells Fargo Securities
2	Name of Issuer  				e.l.f. Beauty, Inc.

3 title of the security equity
4 date of first offering 03/31/2017

5	Amount of Total Offering				"$225,180,000.00

6	Unit Price				$27.00

7	Underwriting Spread or Commission				$1.15

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$172,800.00"

16	Number of Shares Purchased				" 6,400 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.08%
	by Portfolio

19	Percentage of Offering Purchased by				1.06%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				1.14%

21	Percentage of Portfolio Assets				0.15%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"Goldman, Sachs & Co.

                              J.P. Morgan Securities LLC

Allen & Company LLC

Pacific Crest Securities,

2	Name of Issuer  				OKTA INC

3	Title of Security		Equity
4	Date of First Offering				4/7/2017

5	Amount of Total Offering				"$187,000,000.00"

6	Unit Price				$17.00

7	Underwriting Spread or Commission				$1.19

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$202,300.00"

16	Number of Shares Purchased				" 11,900 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.11%
	by Portfolio

19	Percentage of Offering Purchased by				3.10%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				3.21%

21	Percentage of Portfolio Assets				0.18%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1

1	Name of Underwriters				"Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

RBC Capital Markets, LLC

Pacific Crest Securities

2	Name of Issuer  				YEXT INC

3	Title of Security				Equity

4	Date of First Offering				4/13/2017

5	Amount of Total Offering				"$115,500,000.00"

6	Unit Price				$11.00

7	Underwriting Spread or Commission				$0.77

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$146,300.00"

16	Number of Shares Purchased				" 13,300 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.13%
	by Portfolio

19	Percentage of Offering Purchased by				4.11%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				4.24%

21	Percentage of Portfolio Assets				0.13%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"Morgan Stanley & Co. LLC

                                                 J.P. Morgan Securities LLC

                                                 Allen & Company LLC

                                          Merrill Lynch, Pierce, Fenner

2	Name of Issuer  				CLOUDERA INC

3	Title of Security				Equity

4	Date of First Offering				4/28/2017

5	Amount of Total Offering				"$225,000,000.00"

6	Unit Price				$15.00

7	Underwriting Spread or Commission				$1.05

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$342,000.00"

16	Number of Shares Purchased				" 22,800 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.15%
	by Portfolio

19	Percentage of Offering Purchased by				4.27%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				4.42%

21	Percentage of Portfolio Assets				0.27%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1

1	Name of Underwriters				"J.P. Morgan Securities LLC

                                      SunTrust Robinson Humphrey, Inc.

                                      Barclays Capital Inc.

2	Name of Issuer  				"The GEO Group, Inc."

3	Title of Security				Equity

4	Date of First Offering				3/8/2017

5	Amount of Total Offering				"$250,500,000.00"

6	Unit Price				$41.75

7	Underwriting Spread or Commission				$1.73

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$617,900.00"

16	Number of Shares Purchased				" 14,800 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.25%
	by Portfolio

19	Percentage of Offering Purchased by				2.72%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				2.97%

21	Percentage of Portfolio Assets				0.84%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Suntrust Robinson-Humphrey Inc
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)



VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"Morgan Stanley & Co. LLC

UBS Securities LLC

Merrill Lynch, Pierce, Fenner & Smith
Inc

2	Name of Issuer  				SCHNEIDER NATIONAL INC-CL B

3	Title of Security				Equity

4	Date of First Offering				4/6/2017

5	Amount of Total Offering				"$549,993,000.00"

6	Unit Price				$19.00

7	Underwriting Spread or Commission				$1.09

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$421,800.00"

16	Number of Shares Purchased				" 22,200 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.08%
	by Portfolio

19	Percentage of Offering Purchased by				1.00%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				1.08%

21	Percentage of Portfolio Assets				0.08%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				UBS Securities LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1

1	Name of Underwriters
     					"Goldman, Sachs & Co.

J.P. Morgan Securities LLC

                                    Sandler O?Neill & Partners,

2	Name of Issuer  				CADENCE BANCORP

3	Title of Security				Equity

4	Date of First Offering				4/13/2017

5	Amount of Total Offering				"$150,000,000.00"

6	Unit Price				$20.00

7	Underwriting Spread or Commission				$1.40

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$152,000.00"

16	Number of Shares Purchased				" 7,600 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.10%
	by Portfolio

19	Percentage of Offering Purchased by				1.27%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				1.37%

21	Percentage of Portfolio Assets				0.03%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"J.P. Morgan Securities LLC

William Blair & Company, L.L.C.

RBC Capital Markets, LLC

SunTrust Robinson Humphrey, Inc.

Dowling & Partners Securities LLC
Moelis & Company LLC"


2	Name of Issuer  				KINSALE CAPITAL GROUP INC

3	Title of Security				Equity

4	Date of First Offering				5/12/2017

5	Amount of Total Offering				"$130,788,306.00"

6	Unit Price				$33.00

7	Underwriting Spread or Commission				$1.40

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A
11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$264,000.00"

16	Number of Shares Purchased				" 8,000 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.20%
	by Portfolio

19	Percentage of Offering Purchased by				6.11%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				6.31%

21	Percentage of Portfolio Assets				0.21%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				WILLIAM BLAIR AND COMPANY LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  May 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1

1	Name of Underwriters				"Morgan Stanley

Wells Fargo Securities

J.P. Morgan
Citigroup
Stifel"


2	Name of Issuer  				COSTAMARE INC

3	Title of Security				Equity

4	Date of First Offering				5/25/2017

5	Amount of Total Offering				"$95,850,000.00"

6	Unit Price				$7.10

7	Underwriting Spread or Commission				$0.32

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$588,590.00"

16	Number of Shares Purchased				" 82,900 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.61%
	by Portfolio

19	Percentage of Offering Purchased by				7.28%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				7.89%

21	Percentage of Portfolio Assets				0.20%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Morgan Stanley And Co LLC
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)



VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  August 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1



1	Name of Underwriters				"J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Wells Fargo Securities, LLC

William Blair & Company, L.L.C.



2	Name of Issuer  				EVOLENT HEALTH INC - A

3	Title of Security				Equity

4	Date of First Offering				8/9/2017

5	Amount of Total Offering				"$174,999,982"

6	Unit Price				$19.85

7	Underwriting Spread or Commission				$0.84

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$450,595.00"

16	Number of Shares Purchased				" 22,700 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.26%
	by Portfolio

19	Percentage of Offering Purchased by				3.41%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				3.67%

21	Percentage of Portfolio Assets				0.33%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO NEW YORK
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)


VALIC Company II
Small Cap Growth Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  August 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Cowen and Company, LLC




2	Name of Issuer  				SPARK THERAPEUTICS INC

3	Title of Security				Equity

4	Date of First Offering				8/4/2017

5	Amount of Total Offering				"$350,000,064"

6	Unit Price				$76.00

7	Underwriting Spread or Commission				$4.18

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A

15	Dollar Amount of Purchases				"$136,800.00"

16	Number of Shares Purchased				" 1,800 "

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.04%
	by Portfolio

19	Percentage of Offering Purchased by				7.25%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				7.29%

21	Percentage of Portfolio Assets				0.10%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO NEW YORK
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)



VALIC Company II
Small Cap Value Fund
J.P. Morgan Investment Management Inc.
"QUARTER ENDED:  August 31, 2017"

Procedures pursuant to rule 10f-3

Securities Purchased
					1


1	Name of Underwriters				"Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

                     Merrill Lynch, Pierce, Fenner & Smith Inc

J.P. Morgan Securities LLC

                          Barclays Capital Inc.

                        Deutsche Bank Securities Inc.



2	Name of Issuer  				VENATOR MATERIALS PLC

3	Title of Security				Equity

4	Date of First Offering				8/3/2017

5	Amount of Total Offering				"$454,000,000.00"

6	Unit Price				$20.00

7	Underwriting Spread or Commission				$1.15

8	Rating				N/A

9	Maturity Date				N/A

10	Current Yield				N/A

11	Yield to Maturity				N/A

12	Subordination Features				N/A

13	Nature of issuing Political				N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased				N/A


15	Dollar Amount of Purchases				$464,000

16	Number of Shares Purchased				 23,200

17	Years of Continuous Operation				3+

18	Percentage of Offering Purchased				0.10%
	by Portfolio

19	Percentage of Offering Purchased by				1.28%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)				1.38%

21	Percentage of Portfolio Assets				0.09%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				GOLDMAN SACHS AND CO NEW YORK
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group				No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  					Yes
(Yes or No)